UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

1450 Infinite Drive
Louisville, CO 80027
 (Address of principal executive offices)

(303) 222-2128
 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03    Material Modifications to Rights of Security Holders.
The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

On November 28, 2017, AntriaBio, Inc. (the "Company") held its 2017 annual meeting of stockholders. At the annual meeting, the Company's stockholders approved certain proposals to amend the Company's Certificate of Incorporation (the "Existing Certificate") which had been approved by the Company's board of directors (the "Board") and submitted to the stockholders for approval and ratification. The principal change to the Existing Certificate as set forth in the Certificate of Amendment is as follows:

•
Article VI.C was amended to eliminate the supermajority vote requirement for the Company's stockholders to remove directors. Prior to such amendment, directors of the Company could be removed from office upon the affirmative vote of the holders of at least 66-2/3% in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon. Pursuant to the Certificate of Amendment, the Company's stockholders may now remove directors of the Company from office at any time by the affirmative vote of a majority in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference. The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the text of the exhibit. A more complete description of the foregoing amendment is set forth in the Company's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 20, 2017 (the "Proxy Statement"). The Certificate of Amendment became effective upon its filing with the Secretary of State of the State of Delaware on November 28, 2017.

Bylaws
On November 28, 2017, pursuant to stockholder approval, the Company amended and restated its bylaws, effective immediately. A copy of the Amended and Restated Bylaws, as so amended, is attached as Exhibit 3.2 hereto and is incorporated herein by reference. The following summary of the Bylaws is qualified in its entirety by reference to the text of the exhibit.

Section 2.13 of the Bylaws as previously in effect was amended to eliminate the supermajority vote requirement for the Company's stockholders to remove directors. Prior to such amendment, directors of the Company could be removed from office upon the affirmative vote of the holders of at least 66-2/3% in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon. Pursuant to the Amended and Restated Bylaws, the Company's stockholders may now remove directors of the Company from office at any time by the affirmative vote of a majority in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On November 28, 2017, the Company held its 2017 annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 20, 2017 (the "Proxy Statement").  Stockholders representing 34,229,007 or 63.71% of the outstanding shares of common stock were present in person or by proxy, representing a quorum for the purposes of the annual meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

The Company's stockholders elected the persons listed below as directors until the Company's next annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Abstentions	Broker Non-Votes
Nevan Elam	32,747,643	97,472	0	1,383,892
Hoyoung Huh	32,748,643	96,472	0	1,383,892
Barry Sherman	32,706,590	138.525	0	1,383,892
David Welch	32,747,443	97,672	0	1,383,892
Samir Patel	32,760,130	84,985	0	1,383,892
Tae Hoon Kim	32,750,368	94,747	0	1,383,892

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company's stockholders ratified the appointment of  EKS&H LLLP  as the Company's independent registered public accounting firm for fiscal 2018.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
32,572,558	58,208	1,598,241	—

Proposal No. 3 – Approval of  Amended and Restated Bylaws

The Company's stockholders approved the Amended and Restated Bylaws of the Company to eliminate the supermajority vote requirement for stockholders to remove directors.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
30,882,537	40,541	1,922,037	1,383,892

Proposal No. 4 - Eliminate supermajority vote requirement for stockholders to remove directors

The Company's stockholders approved an amendment of the Company's Certificate of Incorporation to eliminate the supermajority vote requirement for stockholders to remove directors.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
28,132,326	3,212,389	1,500,400	1,383,892

Proposal No. 5 – Ratification of Company's Non-Qualified Stock Option Plan

The Company's stockholders ratified the approval of the Company's non-qualified stock option plans.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
27,193,946	3,443,644	2,207,525	1,383,892

Proposal No. 6 – Approval of Reverse Stock Split

The Company's stockholders approved an amendment to the Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.001, at a ratio between 2-to-1 and 5-to-1, and to be effective upon a date on or prior to September 30, 2018, such ratio and date to be determined by the Company's board of directors.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
26,859,402	5,863,539	1,506,066	0

Proposal No. 7 - Non-Binding Vote on Executive Compensation

The Company's stockholders approved, in a non-binding advisory vote, the compensation paid to the Company's named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
27,178,107	3,669,785	1,997,223	1,383,892

Proposal No. 8 – Non-Binding Vote on Frequency of Executive Compensation V

The Company's stockholders approved, in a non-binding advisory vote, that the advisory vote on the compensation of the Named Executive Officers should occur each year.

One Year	Two Years	Three Years	Abstentions
16,157,441	1,400,489	12,226,143	3,061,062

There were 1,383,892 broker non-votes for this proposal

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment. as filed with the Secretary of State of the State of Delaware on November 28, 2017
3.2	Amended and Restated Bylaws of AntriaBio, Inc., adopted November 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: November 29, 2017	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment. as filed with the Secretary of State of the State of Delaware on November 28, 2017
3.2	Amended and Restated Bylaws of AntriaBio, Inc., adopted November 28, 2017